  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1998

                                                     REGISTRATION NO. 333-_____
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------

                               NOVA CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        GEORGIA                      7375                     58-2209575
       (STATE OF               (PRIMARY STANDARD           (I.R.S. EMPLOYER
    INCORPORATION)                INDUSTRIAL              IDENTIFICATION NO.)
                              CLASSIFICATION CODE
                                    NUMBER)

                                --------------

                             ONE CONCOURSE PARKWAY
                                   SUITE 300
                            ATLANTA, GEORGIA 30328
                                (770) 396-1456
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                JAMES M. BAHIN
                            CHIEF FINANCIAL OFFICER
                               NOVA CORPORATION
                             ONE CONCOURSE PARKWAY
                                   SUITE 300
                            ATLANTA, GEORGIA 30328
                                (770) 396-1456
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                --------------

     THE COMMISSION IS REQUESTED TO MAIL COPIES OF ALL ORDERS, NOTICES AND
                              COMMUNICATIONS TO:

         THOMAS WARDELL, ESQ.                  JEFFREY M. STEIN, ESQ.
        DAVID M. CALHOUN, ESQ.                     KING & SPALDING
      LONG ALDRIDGE & NORMAN LLP             191 PEACHTREE STREET, N.E.
      5300 ONE PEACHTREE CENTER                ATLANTA, GEORGIA 30303
         303 PEACHTREE STREET                      (404) 572-4600
     ATLANTA, GEORGIA 30308-3201
            (404) 527-4000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest investment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-45997

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------
                       CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------
                                                                      PROPOSED MAXIMUM
                                 AMOUNT         PROPOSED MAXIMUM         AGGREGATE        AMOUNT OF
TITLE OF SECURITIES              TO BE           OFFERING PRICE          OFFERING        REGISTRATION
TO BE REGISTERED              REGISTERED(1)       PER SHARE(2)            PRICE(2)            FEE
-----------------------------------------------------------------------------------------------------
Common Stock, $.01 par
 value per share.......        1,495,000        $      30.00          $  44,850,000      $   13,231
-----------------------------------------------------------------------------------------------------

(1) Includes 195,000 shares which the Underwriters have the option to purchase to cover over-allotments, if any. Excludes a total of 8,165,000 shares of Common Stock previously registered on Registration Statement on Form S-1 (File No. 333-45997)to be issued and sold together with the shares registered herein. A fee of $70,826 covering the previously registered shares was paid by the Registrant upon filing of the Registration Statement No. 333-45997.

(2) The proposed maximum offering price is based on the actual offering price of the shares to be sold in the offering.


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

     Incorporation by reference of Registration Statement on Form S-1, File No. 333-45997.

     NOVA Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety Registration Statement on Form S-1 (File No. 333-45997) declared effective on April 20, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the exhibits filed by the Company with the Commission.

     In addition, the exhibits listed in the Index to Exhibits are included within this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA, ON APRIL 22, 1998.

                                          NOVA Corporation
                                          (Registrant)

                                                  /s/ Edward Grzedzinski
                                          By: _________________________________
                                                    EDWARD GRZEDZINSKI
                                             CHAIRMAN OF THE BOARD, PRESIDENT
                                                         AND CHIEF
                                               EXECUTIVE OFFICER (PRINCIPAL
                                                    EXECUTIVE OFFICER)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON APRIL 22, 1998.

              SIGNATURE                                   TITLE


       /s/ Edward Grzedzinski             Chairman of the Board, President and
_____________________________________      Chief Executive Officer (Principal
         EDWARD GRZEDZINSKI                Executive Officer)

         /s/ James M. Bahin               Vice Chairman of the Board, Chief
_____________________________________      Financial Officer and Secretary
           JAMES M. BAHIN                  (Principal Accounting Officer)

       /s/ Charles T. Cannada*            Director
_____________________________________
         CHARLES T. CANNADA

      /s/ Dr. James E. Carnes*            Director
_____________________________________
         DR. JAMES E. CARNES

                                          Director
_____________________________________
        U. BERTRAM ELLIS, JR.

       /s/ Dr. Henry Kressel*             Director
_____________________________________
          DR. HENRY KRESSEL

        /s/ Joseph P. Landy*              Director
_____________________________________
           JOSEPH P. LANDY

  /s/ Maurice F. Terbrueggen, Jr.*        Director
_____________________________________
     MAURICE F. TERBRUEGGEN, JR.

           /s/ James M. Bahin
*By: ________________________________
            JAMES M. BAHIN
          AS ATTORNEY-IN-FACT

                               INDEX OF EXHIBITS

  The following exhibits are filed as part of this Registration Statement:

 EXHIBIT NUMBER DESCRIPTION                                                 PAGE
 --------------------------                                                 ----

 5   Opinion of Long Aldridge & Norman LLP

23.1 Consent of Long Aldridge & Norman LLP (included in its opinion filed as Exhibit 5).

23.2 Consent of Ernst & Young LLP

24   Powers of Attorney


                                      II-8